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                                                                   EXHIBIT 10.55


                               FOURTH AMENDMENT TO

                        1993 INCENTIVE PERFORMANCE PLAN



        WHEREAS, Falcon Holding Group, L.P., a Delaware limited partnership ("FHGLP"), has, as of December 30, 1993, adopted the 1993 Incentive Performance Plan of Falcon Holding Group, Inc. dated as of April 1, 1993 (the "Plan") and has assumed all obligations of Falcon Holding Group, Inc. with respect to the Participants under said Plan; and

        WHEREAS, the Plan was amended by that certain First Amendment to the 1993 Incentive Performance Plan dated as of December 31, 1993 by that certain Second Amendment to the 1993 Incentive Performance Plan dated as of January 1, 1996 and by that certain Third Amendment to the 1993 Incentive Plan dated as of July 1, 1996; and

        WHEREAS, FHGLP desires to make certain amendments to the provisions of the Plan to extend the termination date of the Plan.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1.      The following defined term is hereby added to Article I of the
Plan:

               "'Termination Date' means January 5, 2003."

        2. Section 4.01A. is hereby amended and restated in its entirety to read as follows:

                "4.01   A. Distributions Upon Termination of Plan. On the
Termination Date, FHGLP shall distribute to all Participants in the Plan 3,780.14 of FHGLP Units and it shall distribute 81.6% of all the Investor Group Units, all as defined in Section 3.01(a) as the Designated Units. Each Participant shall receive such portion of the Designated Units, calculated in accordance with the provisions of Section 3.01 (a). On the Termination Date, FHGLP shall also distribute to all Participants 237.98 of the Class A Units of FHGLP. Each Participant shall receive such portion of the Class A Units as calculated in accordance with the provisions of Section 3.01 (c). Upon such distribution of such Units by FHGLP, this Plan shall be terminated."

        3. The last sentence of Section 4.04 is hereby amended to read as follows:

                "This Plan shall terminate on January 5, 2003."

        4. Except as amended hereby, all other provisions of the Incentive Plan, as previously amended, shall remain in full force and effect.


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        IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of May 1, 1997.


                                              FALCON HOLDING GROUP, L.P.,
                                              a Delaware limited partnership

                                              By:  Falcon Holding Group, Inc.,
                                                     a California corporation,
                                                     its general partner



                                              By /s/ Michael K. Menerey
                                              -------------------------------
                                                Title Chief Financial Officer